SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                              March 15, 2003
______________________________________________________________________________
                     (Date of earliest event reported)


                       Staten Island Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


          Delaware                    1-13503                    13-3958850
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



1535 Richmond Avenue, Staten Island, New York                       10314
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


                              (718) 447-8880
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)




Item 5.     Other Events
            ------------

     On May 15, 2003, Staten Island Bancorp, Inc. (the "Company") issued a press release announcing its participation in the Wall Street Transcript "Investing in the Banking Industry" conference on May 20, 2003.

     On May 16, 2003, the Company issued a press release regarding the results of the Company's Annual Meeting of Stockholders held on May 15, 2003, and announcing the appointment of Donald Fleming as the Company's new Chief Financial Officer.

     The Company's press releases are attached hereto as exhibits to this Form 8-K and are incorporated herein by reference.


Item  7.   Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               99.1 Press Release dated May 15, 2003
               99.2 Press Release dated May 16, 2003





















                                     2


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  STATEN ISLAND BANCORP, INC.



Date: May 16, 2003                By: /s/ Donald Fleming
                                      ----------------------------
                                      Donald Fleming
                                      Chief Financial Officer